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                           SMITH BARNEY FUNDS, INC.

                               On behalf of the

                       LARGE CAP VALUE FUND (the "Fund")

                         Supplement dated May 24, 2002
                                      to
                        Prospectus dated April 30, 2002

   The following information revises, supersedes and supplements, as applicable, the information in the Prospectus under "Investment, risks and performance".

Investment objective

   The Board of Directors of the Fund on May 15, 2002, voted to modify the formulation of the Fund's investment objective to reflect the change in income orientation as a result of management style, due to lower dividend distribution trends among large capitalization value stocks. The investment objective is changed to "Long-term growth of capital with current income". This change is effective on May 31,2002.

Principal investment strategies

   Key Investments Under normal market conditions, the fund will invest at least 80% of net assets plus any borrowings for investment purposes in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations.

FD0202